As filed with the Securities and Exchange Commission on or about September 8, 2003

Registration No. 333-107626

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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

 [   ]

Post-Effective Amendment No. 1

[√]

(Check appropriate box or boxes)

STRONG EQUITY FUNDS II, INC.

(Exact Name of Registrant as Specified in Charter)

100 Heritage Reserve

Menomonee Falls, Wisconsin  53051

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 359-3400

Richard W. Smirl

Strong Capital Management, Inc.

100 Heritage Reserve

Menomonee Falls, Wisconsin  53051

 (Name and Address of Agent for Service)

Copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective immediately, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Title of Securities Being Registered

Institutional Class shares of common stock, par value $.00001 per share, of the Strong Matrix Value Fund, a series of the Registrant.

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PART A

MATRIX ADVISORS VALUE FUND, INC.

747 Third Avenue, 31st Floor

New York, NY 10017

September 12, 2003

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of Shareholders (the “Meeting”) of the Matrix Advisors Value Fund, Inc. (the “Matrix Fund”), to be held at 2:00 p.m., Eastern Time, Tuesday, October 14, 2003, at 747 Third Avenue, 31st Floor, New York, NY 10017.

At this Meeting, you are being asked to approve an agreement and plan of reorganization which will result in the Matrix Fund reorganizing into the Strong Matrix Value Fund (the “Strong Fund”), a newly created, separate series of shares of Strong Equity Funds II, Inc., an open-end management investment company organized as a Wisconsin corporation (the “Reorganization”).  The Strong Fund is managed by Strong Capital Management, Inc. (“Strong”), a widely recognized and respected provider of investment advisory services to mutual funds and other investment portfolios representing assets in excess of $42 billion as of July 31, 2003.  In addition, the current investment adviser to the Matrix Fund, Matrix Asset Advisors, Inc. (“Matrix”), will serve as the Strong Fund’s sub-adviser.

Assuming shareholder approval is received, Matrix Fund shareholders will become shareholders of the Strong Fund, with Strong serving as the investment adviser and Matrix serving as the sub-adviser.

The Reorganization will merge the Matrix Fund into the Strong Family of Funds, a widely respected fund family with a reputation for high-quality shareholder service.  The Reorganization will be tax free.  In addition, the Reorganization will result in an overall decrease in the Matrix Fund’s total operating expenses because of an expense cap agreement that will be in place between the Strong Fund and Strong through at least May 1, 2006 which provides for lower expense limits than the contractual limits to which the Matrix Fund is currently subject.

The Board of Directors of the Matrix Fund has unanimously approved the Reorganization and recommends a vote “FOR” the proposal.  If you have any questions regarding the proposal to be voted on or need assistance in voting by proxy, please call the solicitor, Alamo Direct Mail Services, Inc., toll-free at 1-866-204-6490.

The enclosed materials provide more information about this vote.  Please vote by phone or by Internet according to the enclosed Voting Instructions.   You may also vote by completing, dating, and signing your proxy card and mailing it to us today.

Thank you for investing in the Matrix Fund and for your continuing support.

Sincerely,

David A. Katz

President

Enclosures

MATRIX ADVISORS VALUE FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, OCTOBER 14, 2003

Matrix Advisors Value Fund, Inc., a Maryland Corporation (the “Matrix Fund”), will hold a Special Meeting of Shareholders (the “Meeting”) at 747 Third Avenue, 31st Floor, New York, NY 10017, on Tuesday, October 14, 2003, at 2:00 p.m., Eastern Time.  At the Meeting, shareholders of the Matrix Fund will be asked to consider and act upon the proposals noted below:

1.

To approve an agreement and plan of reorganization between the Matrix Fund and Strong Equity Funds II, Inc., on behalf of the Strong Matrix Value Fund (the “Strong Fund”), whereby the Strong Fund will acquire the assets and liabilities of the Matrix Fund in exchange for Institutional Class shares of the Strong Fund, which will be distributed by the Matrix Fund to the holders of its shares in complete liquidation of the Matrix Fund; and

2.

To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on Friday, August 15, 2003, the record date for this Meeting, will be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE BY TOLL-FREE TELEPHONE OR INTERNET

IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS

OR BY RETURNING YOUR PROXY CARD PROMPTLY.

As a shareholder, you are asked to vote your shares at the Meeting either in person or by proxy.  If you are unable to attend the Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting.  You can do this in one of three ways:  by (1) calling a toll-free telephone number, (2) using the Internet, or (3) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope.  Your prompt voting by proxy will help assure a quorum at the Meeting.  Voting by proxy will not prevent you from voting your shares in person at the Meeting.  You may revoke your proxy before it is exercised at the Meeting by submitting a subsequent telephone or electronic vote, a written notice of revocation, or a later-dated proxy card, or by attending the meeting in person and voting your shares at that time.

By Order of the Board of Directors,

Douglas S. Altabef

Secretary

September 12, 2003

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT

Question:  What are shareholders being asked to vote on at the upcoming Meeting?

Answer:  You will be asked to approve an agreement and plan of reorganization pursuant to which the Matrix Fund will, in a tax-free transaction, reorganize from a stand-alone Maryland corporation into the Strong Fund, a newly created series of Strong Equity Funds II, Inc., a Wisconsin corporation (the “Reorganization”).

Question:  Why is the Reorganization being proposed for shareholder vote at this time?

Answer:  The Reorganization is being proposed as a result of a recent decision by the Matrix Fund’s current investment adviser, Matrix Asset Advisors, Inc. (“Matrix”), to sell its business relating to the management of the Matrix Fund’s assets to Strong Capital Management, Inc. (“Strong”).  Strong is the investment adviser to the Strong Fund.  Pursuant to a purchase agreement between Strong’s parent company, Strong Financial Corporation (“Strong Financial”) and Matrix, consummation of this sale transaction is subject to shareholder approval of the Reorganization, among other things.  While Matrix has agreed to sell part of its business to Strong, Matrix will continue to service the Matrix Fund after the Reorganization as sub-adviser to the Strong Fund.

If approved by shareholders, the Reorganization is expected to take effect on or about October 24, 2003.

Question:  How will the Reorganization benefit me?

Answer:  The Reorganization will merge the Matrix Fund into the substantially larger Strong Family of Funds, a widely respected fund family with a reputation for high-quality shareholder service.  The Reorganization will also result in an overall decrease in the Matrix Fund’s total operating expenses as a result of a contractual expense cap in place on the Strong Fund through at least May 1, 2006.

Question:  Who bears the costs of the Reorganization?

Answer:  The costs of the Reorganization will be borne equally by Strong Financial and Matrix.  Matrix Fund shareholders are only responsible for their own expenses, if any, incurred in connection with the Reorganization.

Question:  I don’t own very many shares.  Why should I bother to vote?

Answer:  Your vote makes a difference.  If numerous shareholders just like you fail to vote, the Matrix Fund may not receive enough votes to go forward with the Reorganization.

Question:  Who gets to vote?

Answer:  Any person who was a record owner of shares on the “record date,” which was the close of business on Friday, August 15, 2003, gets to vote – even if the person later sold the shares.  Shareholders are entitled to cast one vote for each share owned and a fractional vote for each fractional share owned on the record date.

Question:  How can I vote?

Answer:  You can vote your shares in person at the meeting.  Alternatively, you may authorize proxies to cast your vote, which is commonly referred to as proxy voting, in one of three ways:

•

By toll-free telephone

•

Through the Internet

•

By mail, using the enclosed proxy card

We encourage you to proxy vote by telephone or Internet, using the number that appears on your proxy card.  Whichever method you choose, please take the time to read the full text of the Proxy Statement/Prospectus before you vote.

Question:  I plan to proxy vote by telephone.  How does telephone voting work?

Answer:  To proxy vote by telephone, please read the enclosed Voting Instructions.

Question:  I plan to proxy vote through the Internet.  How does Internet voting work?

Answer:  To proxy vote through the Internet, please read the enclosed Voting Instructions.

Question:  I plan to proxy vote by mail.  How should I sign my proxy card?

Answer:  If you are an individual account owner, please sign exactly as your name appears on the proxy card.  Each owner of a joint account should sign the proxy card.  The signer’s name must exactly match one that appears on the card.  You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, “John Brown, Custodian”).

Question:  Who should I call if I have questions about voting?

Answer:  You can call the solicitor, Alamo Direct Mail Services, Inc., toll-free at 1-866-204-6490.

PROXY STATEMENT/PROSPECTUS

September 12, 2003

MATRIX ADVISORS VALUE FUND, INC.

747 Third Avenue, 31st Floor

New York, NY 10017

1-800-366-6223

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

STRONG MATRIX VALUE FUND

a series of Strong Equity Funds II, Inc.

100 Heritage Reserve

Menonomee Falls, WI  53051

1-800-368-3863

This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board of Directors of the Matrix Advisors Value Fund, Inc. (the “Matrix Fund”) for use at the Special Meeting of Shareholders (the “Meeting”) to be held at 747 Third Avenue, 31st Floor, New York, NY 10017, on Tuesday, October 14, 2003, at 2:00 p.m., Eastern Time, and any adjournments or postponements of the Meeting.  At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization (the “Reorganization Plan”) between the Matrix Fund and Strong Equity Funds II, Inc. (the “Corporation”), on behalf of the Strong Matrix Value Fund, a newly created, separate series of shares of the Corporation (the “Strong Fund”), whereby the Strong Fund will acquire the assets and liabilities of the Matrix Fund in exchange for the Institutional Class shares of the Strong Fund, which will be distributed by the Matrix Fund to the holders of its shares in complete liquidation of the Matrix Fund (the “Reorganization”).  A copy of the Reorganization Plan is attached hereto as Exhibit A.  The Matrix Fund and the Strong Fund are sometimes collectively called the “Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the Reorganization.  You should read it and keep it for future reference.

The Matrix Fund is a stand-alone Maryland corporation and the Strong Fund is a separate series of shares of the Corporation, a Wisconsin corporation.  Both the Matrix Fund and the Corporation are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following documents have been filed with the SEC and are incorporated by reference in this Proxy Statement/Prospectus:

*	Prospectus and Statement of Additional Information for the Matrix Fund, dated October 28, 2002, as supplemented, and
*	Statement of Additional Information relating to this Proxy Statement/Prospectus dated September 12, 2003.

Copies of these documents are available upon request and without charge by writing to the Matrix Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201 or by calling 1-800-366-6223, or by writing to the Strong Fund at P.O. Box 2936, Milwaukee, WI  53201 or by calling 1-800-368-1683.

The Annual Report to Shareholders of the Matrix Fund for the fiscal year ended June 30, 2003, containing audited financial statements, has been previously mailed to shareholders.  If you do not have a copy, additional copies are available by writing or calling the Matrix Fund at the address and telephone number listed above.  Because the Strong Fund is new and has not yet commenced operations, no Annual or Semi-Annual Report to Shareholders is available for it.

The accompanying Notice of Meeting of Shareholders, this Proxy Statement/Prospectus and the accompanying proxy card were first mailed to shareholders of the Matrix Fund on or about September 12, 2003.

____________________________________

The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus.  Any representation to the contrary is a criminal offense.

_____________________________________

TABLE OF CONTENTS

Page

PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

1

Introduction

1

Background and  Reasons for the Proposal

1

Board Deliberations

1

The Reorganization

2

Comparative Fee Table

3

Investment Objectives, Policies, and Strategies

4

Principal Risk Factors

6

Directors and Officers

7

Investment Advisers; Investment Advisory Agreements

7

Distribution Arrangements

8

Net Asset Value

8

Purchase Information

9

Purchase, Redemption, and Exchange Policies

9

Dividends and Distributions

10

Tax Consequences of Investing in the Funds

10

Other Service Providers

10

Independent Accountants

10

Federal Income Tax Consequences of the Reorganization

11

Comparison of Shareholder Rights

11

Expenses of the Reorganization

12

Dissenters’ Rights of Appraisal

12

Required Vote

12

Recommendation of the Board

12

PROPOSAL 2:  OTHER MATTERS

12

ADDITIONAL INFORMATION

12

Voting Matters

13

Share Ownership

14

Capitalization

14

Information on File with the SEC

14

LEGAL MATTERS

14

EXPERTS

15

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

15

Exhibit A – Agreement and Plan of Reorganization

A-1

PROPOSAL 1:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

Introduction.  At a meeting held on August 1, 2003, the Board of Directors of the Matrix Fund (the “Board”) considered and approved the Reorganization Plan.  Assuming the satisfaction or waiver of certain conditions, the Reorganization is expected to occur on or about October 24, 2003.

Background and Reasons for the Proposal.  On August 1, 2003, Matrix Asset Advisors, Inc. (“Matrix”), the current investment adviser to the Matrix Fund, and Strong Financial Corporation (“Strong Financial”), the parent company of Strong Capital Management, Inc. (“Strong”), entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Matrix agreed to sell to Strong its business relating to the management of the Matrix Fund’s assets.  Matrix agreed to sell this part of its business to Strong because Matrix believes that, as a result of the sale, it will be able to greatly enhance the distribution capabilities of the Matrix Fund, while preserving its ability to provide advisory services to the Matrix Fund as its sub-adviser.  Strong, which is the investment adviser to the Strong Fund, is a widely recognized and respected provider of investment advisory services.  The sale is contingent upon shareholder approval of the Reorganization, among other things.  Assuming shareholder approval is obtained, Matrix Fund shareholders will become shareholders of the Strong Fund, with Strong serving as the investment adviser and Matrix serving as the sub-adviser.

Under the terms of the Purchase Agreement, Strong Financial (and Strong) have agreed to comply with the terms of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company, or any of its affiliated persons, to receive any amount or benefit in connection with an assignment of the investment advisory contract between the adviser and the investment company (which will occur upon consummation of the Purchase Agreement), provided that two conditions are met.  First, for a period of three years after the assignment of the advisory agreement, at least 75% of the board members of the Matrix Fund and the Strong Fund cannot be “interested persons” (as defined in the 1940 Act) of Strong or Matrix.  The Board of Directors of the Matrix Fund is currently in compliance with this provision of Section 15(f), as is the Board of Directors of the Strong Fund.  Second, an “unfair burden” must not be imposed upon the Matrix Fund as a result of this assignment or any express or implied terms, conditions, or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the effective time of the assignment whereby Strong, Matrix, or any interested person of Strong or Matrix receives or is entitled to receive any compensation, directly or indirectly, from the Matrix Fund, the Strong Fund or their respective shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Matrix Fund or the Strong Fund (other than bona fide ordinary compensation as principal underwriter for the Matrix Fund or the Strong Fund).  Strong Financial (and Strong) have agreed to use their best efforts to comply with the provisions of Section 15(f).

Board Deliberations.  The members of the Board present, including a majority of the directors who are not “interested persons” of the Matrix Fund, as defined in the 1940 Act, approved the Reorganization and the Reorganization Plan at a meeting held in person on August 1, 2003.  The Board determined that the Reorganization is in the best interests of shareholders and would not dilute the interests of existing shareholders of the Matrix Fund and, accordingly, unanimously decided to recommend approval of the Reorganization and the Reorganization Plan to shareholders.

At its meeting on August 1, the Board considered a number of factors in its decision to approve the Reorganization Plan and the resulting Reorganization.  Factors considered include:

•

The decrease in overall operating expenses for the Matrix Fund as a result of an expense cap agreement between Strong and the Strong Fund which provides for lower expense limits than the contractual limits to which the Matrix Fund is currently subject;

•

The fact that the Reorganization would give shareholders the opportunity to continue investing in a mutual fund with similar investment objectives and policies;

•

The fact that Matrix, and the current portfolio manager of the Matrix Fund, David A. Katz, will continue to service the Matrix Fund after the Reorganization as the sub-adviser to the Strong Fund;

•

The many service features available to shareholders of the Strong Family of Funds, including the ability to exchange shares with more than 50 different funds in that family;

•

The reputation, financial strength and resources of Strong;

•

The fact that Strong Financial and Matrix, not the Strong Fund or the Matrix Fund, will bear the costs of the Reorganization; and

•

The fact that the Reorganization is expected to be tax free to shareholders of the Matrix Fund.

The Board also considered whether the arrangements between Strong Financial and Matrix comply with the conditions of Section 15(f) of the 1940 Act.  As noted previously, Strong Financial has agreed to use its best efforts to comply with Section 15(f).

The Reorganization.  The following is a summary of key information concerning the Reorganization.  Keep in mind that more detailed information appears in the Reorganization Plan, a copy of which is attached to this Proxy Statement/Prospectus as Exhibit A.

The Matrix Fund has one class of stock authorized, issued, and outstanding:  common stock.  The Strong Fund is authorized to issue two classes of stock, no shares of which are issued or outstanding as of yet:  Investor Class and Institutional Class.  Upon the transfer of the assets of the Matrix Fund to the Strong Fund, the Strong Fund will issue to the Matrix Fund full and fractional Institutional Class shares of the Strong Fund having an aggregate net asset value equal to the aggregate net asset value of the Matrix Fund as of the close of the market (the “Effective Time”) on the closing date (the “Closing Date”).  The Strong Fund will also assume the liabilities of the Matrix Fund, and the Matrix Fund will distribute the Institutional Class shares received in the exchange to Matrix Fund shareholders, on a pro rata basis, in complete liquidation of the Matrix Fund.  Accordingly, upon completion of the Reorganization, each shareholder of the Matrix Fund will own Institutional Class shares of the Strong Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Matrix Fund as of the Effective Time on the Closing Date.

Until the Effective Time on the Closing Date, shareholders of the Matrix Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Matrix Fund’s transfer agent of a redemption request in proper form (subject to the imposition of the Matrix Fund’s redemption fee, if applicable).  Any such redemptions may be subject to applicable taxes.  Redemption and subsequent purchase requests received in good form by the transfer agent after the Effective Time on the Closing Date will be treated as requests for the redemption or purchase of the Institutional Class of shares of the Strong Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Matrix Fund will be canceled on the books of the Matrix Fund and the transfer books of the Matrix Fund will be permanently closed.

The Reorganization is subject to a number of customary conditions, including, without limitation, approval of the Reorganization Plan described in this Proxy Statement/Prospectus by the shareholders of the Matrix Fund, the receipt of a legal opinion from counsel to the Strong Fund with respect to certain tax matters, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Plan.  Assuming satisfaction of the conditions, the Reorganization is expected to occur on or about October 24, 2003, or such other date as is agreed to by the parties.

The Reorganization Plan may be amended by the mutual consent of the parties thereto, notwithstanding approval by Matrix Fund shareholders, provided that such amendment does not have a material adverse effect on the interests of such shareholders.  In addition, the Reorganization Plan may be terminated at any time prior to the Effective Time on the Closing Date by either party upon written notice to the other.

After shareholder approval of the Reorganization Plan (assuming such approval is received), but prior to the issuance of the Institutional Class shares of the Strong Fund to the Matrix Fund for distribution to its shareholders, one Institutional Class share of the Strong Fund will be issued to the Matrix Fund.  As the sole shareholder of the Strong Fund, the Matrix Fund will approve the investment advisory agreement between the Strong Fund and Strong and the sub-advisory agreement between Strong and Matrix.  For a description of these two agreements, see “—Investment Advisers; Investment Advisory Agreements.”

Comparative Fee Table.  The following Summary of Fund Expenses shows the fees for the Matrix Fund (based on the Matrix Fund’s fees for the fiscal year ended June 30, 2003) and pro forma fees for the Strong Fund.  Because the Strong Fund presently has no assets, pro forma expenses for the Strong Fund assume that the Reorganization has occurred and that the Strong Fund’s assets include the present assets of the Matrix Fund (as set forth in the table under the heading “Additional Information—Capitalization”).

Summary of Fund Expenses

Shareholder Fees (fees paid directly from your investment)

	Matrix Fund	Pro Forma Strong Fund Institutional Class Shares

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee	0.75%(1)	0.75%(1)

Annual Fund Operating Expense (expenses that are deducted from fund assets, reflected as a percentage of average net assets)

Management Fees	1.00%(2)	0.75%(3)
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.33%	0.21%
Total Annual Fund Operating Expenses	1.33%	0.96%
Less: Fee Waiver/Expense Reimbursement	<0.23%>(4)	<0.00%>(5)
Net Expenses	1.10%	0.96%
	========	========

(1)

As a percentage of amount redeemed.  The redemption fee applies to shares held for less than two months. The holding period for your Matrix Fund shares will carry over to the Strong Fund shares you receive in the Reorganization for purposes of determining the application of the redemption fee.

(2)

The investment advisory or management fee payable by the Matrix Fund includes fees for administrative services.

(3)

The Strong Fund has a breakpoint schedule under which the investment advisory or management fee will decrease on Strong Fund net assets above designated levels.

(4)

Matrix has contractually agreed to waive its advisory fees and/or absorb expenses of the Matrix Fund for an indefinite period of time to ensure that “Total Annual Fund Operating Expenses” do not exceed 1.10%.  Any such waivers and/or absorptions may be recouped by Matrix if Matrix requests reimbursement in subsequent fiscal years.  See “—Investment Advisers; Investment Advisory Agreements” for more information.  This expense cap contract may be terminated at any time by the Board of Directors of the Matrix Fund or by Matrix, with the consent of the Board of Directors of the Matrix Fund.  For the fiscal year ended June 30, 2003, Matrix voluntarily reimbursed the Matrix Fund for expenses in excess of 0.99%.  As a result, for the fiscal year ended June 30, 2003, the Matrix Fund’s net expenses were 0.99%.

(5)

Strong and its affiliates have contractually agreed to waive their fees and/or absorb expenses of the Institutional Class shares of the Strong Fund for an indefinite period of time to ensure that “Total Annual Fund Operating Expenses” do not exceed 0.99%.  Any such waivers and/or absorptions may not be recouped by Strong or its affiliates.  See “—Investment Advisers; Investment Advisory Agreements” for more information.  This expense cap contract may be terminated at any time by the Board of Directors of the Strong Fund, but not before May 1, 2006.

Example of Effect on Fund Expenses

The example set forth below is intended to help you compare the cost of investing in the Matrix Fund with the cost of investing in the Strong Fund (taking into consideration the effects of the Reorganization).

The example assumes that you invest $10,000 in the Matrix Fund and the Strong Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for the Matrix Fund and the Strong Fund are those shown in the tables above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
Matrix Fund(1)	$112	$350	$606	$1,340
Strong Fund - Institutional Class(2)	$ 98	$306	$531	$1,178

(1)

The numbers presented for all years are calculated based on the Matrix Fund’s “Net Expenses,” as shown in the table above.

(2)

The one-year number is calculated based on the Strong Fund’s “Net Expenses,” as shown in the table above.  The numbers for subsequent years are calculated based on the Strong Fund’s “Total Annual Fund Operating Expenses,” as shown in the table above.

Investment Objectives, Policies, and Strategies.  The following compares the investment objectives, policies and strategies of the Matrix Fund with the Strong Fund.

The Matrix Fund and the Strong Fund have similar investment objectives, policies, and strategies and, therefore, are subject to similar risks.  The investment objective of the Matrix Fund is to seek a total rate of return which is comprised of capital appreciation and current income, while the investment objective of the Strong Fund is to seek total return by investing for both income and capital growth.  Accordingly, both Funds seek capital appreciation together with current income.  Neither investment objective can be changed without shareholder approval.

The Matrix Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies that Matrix believes are financially strong and that meet specific valuation criteria using the principles of value investing based on “classic valuation analysis.”  Classic valuation analysis is an investment methodology based on principles developed over 50 years ago by Benjamin Graham.  The underlying principle of classic valuation analysis is “buy value … it will out.”  Value criteria requires companies to have a strong financial position, as measured by balance sheet data, and current low stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on equity and book values.  Consistent with the principles of classic valuation analysis, the Matrix Fund diversifies its portfolio over a range of companies and industries.  Once an equity investment has been purchased for the Matrix Fund’s portfolio, it generally is sold for one of the following two reasons:  (1) the security no longer represents a value, as determined by Matrix, or (2) there has been a fundamental change in the company’s balance sheet or results of operations so that it no longer meets the Matrix Fund’s financial or valuation criteria.  In addition, the Matrix Fund may, in unusual circumstances, sell a security at a time when the sale is not indicated by a classic valuation analysis to avoid adverse tax consequences or to meet abnormally heavy redemption requests.

In addition to its investments in common stocks, the Matrix Fund may also invest in preferred stocks, convertible securities (i.e., bonds, notes, debentures, preferred stock and other securities convertible into common stock), and shares of other investment companies.  The Matrix Fund may also invest up to 10% of its total assets in securities of foreign issuers that are listed and traded on national securities exchanges or traded in the over-the-counter market in the United States, and may write (sell) covered call options on its portfolio securities (although it has no intention to do so and may only do so to the extent of up to 5% of its net assets).  The Matrix Fund may not purchase any securities which would cause more than 5% of its net assets to be invested in illiquid securities (i.e., securities which are not readily marketable).

The Matrix Fund generally has a low rate of portfolio turnover.  This means that the Matrix Fund has the potential to be a tax efficient investment.  This anticipated lack of frequent trading also leads to lower transaction costs, which could help to improve performance.

Under normal market conditions, the Matrix Fund expects to stay fully invested in stocks.  However, the Matrix Fund may temporarily depart from its principal investment strategies by making substantial, short-term investments in cash equivalents in response to adverse market, economic or political conditions.  This may result in the Matrix Fund not achieving its investment objective.

The Strong Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its net assets in the equity securities of large capitalization companies that the Strong Fund’s portfolio manager believes are financially strong and that meet specific valuation criteria.  The Strong Fund defines “large capitalization companies” as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.  The Strong Fund’s portfolio manager selects companies using valuation criteria, which may include balance sheet data and historic and current earnings, dividends, return on equity and book values.  Although the Strong Fund may invest in stocks of any economic sector, at times, it may emphasize one or more particular sectors.  If there is a change in a company’s valuation criteria so that it no longer represents a particular value specified by the Strong Fund’s portfolio manager, the manager may sell the stock.

In addition to its investments in equity securities, which may consist of common stocks, preferred stocks and convertible securities (i.e., securities that are convertible into common or preferred stocks, such as warrants and convertible bonds), the Strong Fund may also invest up to 10% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.  The Strong Fund may also invest up to 20% of its net assets in long-term debt obligations, including corporate bonds, notes, rights and warrants, as well as short-term obligations.  Up to 5% of the Strong Fund’s net assets may be invested in non-investment grade debt obligations.  When the Strong Fund’s illiquid securities holdings constitute 10% or more of its net assets, the Strong Fund will be prohibited from purchasing additional illiquid securities and in any event, the Strong Fund may not invest more than 15% of its net assets in such securities.

Like the Matrix Fund, the Strong Fund expects to have a relatively low rate of portfolio turnover.  In addition, like the Matrix Fund, the Strong Fund may invest up to 100% of its total assets in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. Government or foreign governments) as a temporary defensive position during adverse market, economic or political conditions if the Strong Fund’s portfolio manager determines that a temporary defensive position is advisable.  If the market goes up, taking a temporary defensive position may result in the Strong Fund earning a lower return than it would have otherwise achieved if it had not adopted a temporary defensive position.  In this case, the Strong Fund may not achieve its investment objective.

As the foregoing illustrates, the Matrix Fund and the Strong Fund have similar investment objectives, policies and strategies.  The primary differences between the Funds are as follows:

•

The Strong Fund may invest a small portion of its net assets (up to 5%) in non-investment grade debt obligations, while the Matrix Fund may not invest in such securities.  Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.

•

The Strong Fund may invest up to 15% of its net assets in illiquid securities, while the Matrix Fund may invest no more than 5% of its net assets in such securities.  Illiquid securities may be difficult to sell and to value.

Regarding the fundamental investment restrictions of the Matrix Fund, which cannot be changed without shareholder approval, there are some differences between these restrictions and the Strong Fund’s restrictions.  Specifically, the Matrix Fund may not invest in companies for the purpose of exercising management or control, while the Strong Fund has no such restriction.  The Matrix Fund also has fundamental restrictions which prohibit it from purchasing securities on margin, selling securities short, and mortgaging, pledging, or hypothecating its securities, while the Strong Fund has no such fundamental restrictions.  In addition, the Matrix Fund has a fundamental restriction prohibiting it from purchasing the securities of any company if the Matrix Fund’s officers or directors, or the officers or directors of Matrix, who each own 0.5% of the outstanding securities of such company, together own more than 5% of such securities.  The Strong Fund has no similar investment restriction.

Some of the fundamental investment restrictions of the Matrix Fund are more restrictive than those of the Strong Fund.  For example, the Matrix Fund’s fundamental investment restrictions prohibit the Matrix Fund from lending money, except by the acquisition of publicly traded bonds, debentures, notes and other debt securities; however, the Strong Fund may lend money up to 33⅓% of its total assets (which percentage does not include money lent through the purchase of debt securities).  In addition, the Matrix Fund may not borrow money in an amount in excess of 5% of the value of its total assets, whereas the Strong Fund may borrow up to 33⅓% of its total assets and may borrow up to an additional 5% of its total assets in emergency situations.  Moreover, the Matrix Fund may not purchase the securities of any investment company, except (1) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases, or (2) if acquired in connection with a reorganization.  However, the Strong Fund may invest all of its assets in the securities of a single investment company, although the Strong Fund has a non-fundamental investment policy which prohibits such investments and, therefore, has no current intention to invest in this manner.

Notwithstanding these differences in fundamental investment restrictions, Strong does not expect the Strong Fund to be operated in a materially different manner than the Matrix Fund.  The primary reason for this is that the portfolio manager of the Matrix Fund, David A. Katz, will manage the Strong Fund after the Reorganization and the differences in fundamental investment restrictions are not expected to affect his management style.

Securities held by the Matrix Fund that are incompatible with the Strong Fund’s policies and restrictions, if any, will be sold prior to or shortly after the Reorganization, which could result in the recognition of capital gains (or losses) to Matrix Fund shareholders.

Principal Risk Factors.  Because of their similar investment objectives, policies, and strategies, many of the investment risks associated with an investment in the Matrix Fund are similar to those associated with an investment in the Strong Fund.  A discussion of certain principal risks of investing in the Strong Fund is set forth below, which risks apply equally with respect to an investment in the Matrix Fund.  Please refer to the Matrix Fund’s Prospectus, which is incorporated by reference herein, for more information regarding the Matrix Fund’s principal risks.

Stock Risks.  The Strong Fund’s major risks are those of investing in the stock market.  This means the Strong Fund may experience sudden, unpredictable declines in value, as well as periods of poor performance.  Because stock values go up and down, the value of the Strong Fund’s shares may go up and down.  Therefore, when an investor sells his investment, he may receive more or less than the amount originally invested.

Active Management Risk.  The Strong Fund is actively managed.  There is no guarantee that the investment techniques and risk analyses used by the Strong Fund’s portfolio manager will produce the desired results.

Not Insured Risk.  An investment in the Strong Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Sector Risk.  To the extent that the Strong Fund invests in a particular sector, it is subject to the risks of that sector.  Returns in an economic sector may trail returns from other economic sectors.  As a group, sectors tend to go through cycles of doing better or worse than the securities market in general.  These periods may last several years.  In addition, the sectors that dominate the market will change over time.

Value-Style Investing Risk.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  The Strong Fund invests in value-style stocks.  The Strong Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  In addition, value stocks may not increase in price or pay dividends, as anticipated by the Strong Fund’s portfolio manager, or may decline even further if (1) other investors fail to recognize the company’s value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the portfolio manager believes will increase the price do not occur.

The Strong Fund is appropriate for investors who are comfortable with the risks described here and whose  financial goals are five or more years in the future.  The Strong Fund is not appropriate for investors concerned primarily with principal stability.  It is possible to lose money by investing in the Strong Fund.

Directors and Officers.  While both Funds are managed by a Board of Directors, these boards are not the same.  After the Reorganization, the Strong Fund’s Board of Directors will continue to serve in that capacity for the reorganized Fund.

Investment Advisers; Investment Advisory Agreements.  The investment adviser to the Matrix Fund is Matrix Asset Advisors, Inc., 747 Third Avenue, 31st Floor, New York, NY 10017.  Matrix has provided investment advisory services to individuals, endowments, and pension accounts since 1986.  As of July 31, 2003, Matrix managed assets in excess of $871 million.

The investment adviser to the Strong Fund is Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051.  Strong began conducting business in 1974 and, since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds.  As of July 31, 2003, Strong managed assets in excess of $42 billion.

If the Reorganization is approved, David A. Katz, who is the portfolio manager of the Matrix Fund, will be the portfolio manager of the Strong Fund.  Mr. Katz co-founded Value Matrix Management in 1986, which was merged into Matrix in 1990, and has served as the portfolio manager of the Matrix Fund since July 1996.  Mr. Katz has earned the right to use the Chartered Financial Analyst designation.  He is the President and Chief Investment Officer of Matrix.  Prior to co-founding Value Matrix Management, Mr. Katz was employed by Management Asset Corporation as an analyst from 1984 to 1985.  Mr. Katz received a bachelor of arts degree in economics from Union College in 1983 and a master’s of business administration degree in finance from New York University Graduate School of Business in 1987.

The investment advisory agreement between the Strong Fund and Strong (the “Strong Fund Agreement”) is substantially similar to the investment advisory agreement between the Matrix Fund and Matrix (the “Matrix Fund Agreement”) except for (1) the advisory fee, which is lower and has a breakpoint schedule, (2) the effective date, (3) the replacement of Matrix with Strong as the investment adviser (and Matrix as the sub-adviser, pursuant to Strong’s ability to delegate its duties under the Strong Fund Agreement) and (4) other relatively minor changes conforming the agreement to the form of advisory agreement Strong has in place with the other mutual funds it advises.  While the advisory fee in the Strong Fund Agreement is lower than the advisory fee in the Matrix Fund Agreement, the fee in the latter agreement includes the fees of the Matrix Fund’s administrator while the fee in the former agreement does not.

The advisory fee in the Matrix Fund Agreement is equal to an annual rate of 1.00% of the average daily net asset value of the Matrix Fund, payable monthly.  The advisory fee in the Strong Fund Agreement is equal to an annual rate of 0.75% of the average daily net asset value of the Strong Fund for assets under $4 billion, 0.725% of the Strong Fund’s average daily net assets for the next $2 billion in assets, and 0.70% of the Strong Fund’s average daily net assets for assets of $6 billion or above.  The advisory fee payable under the Strong Fund Agreement is payable daily or as otherwise agreed between the Strong Fund and Strong.  Currently, the advisory fee is expected to be paid monthly.

In addition, Matrix has contractually agreed to waive its advisory fees and/or absorb expenses of the Matrix Fund for an indefinite period of time to ensure that the Matrix Fund’s total annual operating expenses do not exceed 1.10%.  This expense cap agreement may be terminated at any time by the Board of Directors of the Matrix Fund or by Matrix, with the consent of the Board of Directors of the Matrix Fund.  In the event Matrix waives its advisory fees and/or absorbs Matrix Fund expenses, Matrix is entitled to request repayment of such fees and expenses by the Matrix Fund in subsequent fiscal years if the aggregate amount actually paid by the Matrix Fund in operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Matrix Fund expenses.  Matrix is permitted to be reimbursed for waivers and absorptions made in the prior three fiscal years.  In the event the Reorganization is approved and consummated, any amounts due Matrix from the Matrix Fund relating to waivers/absorptions will be cancelled.

Strong and its affiliates have contractually agreed to waive their fees and/or absorb expenses of the Strong Fund for an indefinite period of time to ensure that the Strong Fund’s total annual operating expenses for its Institutional Class shares do not exceed 0.99%.  This expense cap agreement may be terminated at any time by the Board of Directors of the Strong Fund, but not before May 1, 2006.  In the event Strong and its affiliates waive their fees and/or absorb Strong Fund expenses, Strong and its affiliates are not entitled to request repayment of such fees and expenses by the Strong Fund at any time.

As previously noted, Matrix will serve as the sub-adviser to the Strong Fund pursuant to the terms of a subadvisory agreement with Strong (the “Subadvisory Agreement”).  Under the terms of the Subadvisory Agreement, Matrix will furnish investment advisory and portfolio management services to the Strong Fund with respect to its investments.  Matrix will be responsible for decisions to buy and sell the Strong Fund’s investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that Strong will be responsible for managing the cash equivalent investments maintained by the Strong Fund in the ordinary course of its business.  The Subadvisory Agreement requires Strong, not the Strong Fund, to pay Matrix a monthly fee as follows:   for the first $200 million in Strong Fund assets,  40% of the net advisory fee payable to Strong, but only if the Strong Fund’s performance meets or beats the Russell 1000 Value Index (the “Index”), and  20% of the net advisory fee if the Strong Fund underperforms the Index, and  for Strong Fund assets in excess of $200 million,  20% of the net advisory fee if the Strong Fund’s performance is at least 5.0% higher than the Index,  16% of the net advisory fee if the Strong Fund’s performance is less than 5.0% higher, but not lower, than the Index,  12% of the net advisory fee if the Strong Fund’s performance is lower than the Index, but not less than 1.99% lower, and  10% of the net advisory fee if the Strong Fund’s performance is 2.0% or more below the Index.  The term “net advisory fee” as used in the Subadvisory Agreement refers to the net advisory fee paid by the Strong Fund to Strong, less any amount Strong is obligated to pay to third parties who provide administrative services to Strong Fund shareholders who invest through them.

Distribution Arrangements.  Quasar Distributors, LLC (“Quasar”) acts as the principal distributor for the Matrix Fund.  Quasar, as agent for the Matrix Fund, uses its best efforts to distribute shares of the Matrix Fund on a continuous basis.  Shares of the Matrix Fund are offered for sale on a no-load basis, which means that no sales commissions are charged on purchases of these shares.  However, the Matrix Fund charges a redemption fee of 0.75% (as a percentage of the amount redeemed) on redemptions of shares held for less than two months.

Strong Investments, Inc. (the “Strong Distributor”) acts as the principal distributor for the Strong Fund.  The Strong Distributor, as agent for the Strong Fund, uses its best efforts to distribute shares of the Strong Fund on a continuous basis.  Strong Fund shares may be sold through broker-dealers who have entered into sales agreements with the Strong Distributor.  Institutional Class shares of the Strong Fund are offered for sale on a no-load basis  and, like the Matrix Fund, the Strong Fund charges a redemption fee of 0.75% (as a percentage of the amount redeemed) on redemptions of shares held for less than two months.

Net Asset Value.  The net asset value of a mutual fund (“NAV”), plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the fund.  The net asset value for the Strong Fund is calculated in the same manner as the net asset value for the Matrix Fund, although methods used to value the securities held by the Funds are slightly different.

NAV for both Funds is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually, 4:00 p.m. Eastern Time) every day the NYSE is open.  If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time.  NAV is calculated by taking the value of each Fund’s total assets, subtracting all its liabilities, and dividing by the total number of shares outstanding.  Expenses are accrued and applied daily when determining the NAV.

The Matrix Fund generally values equity securities which are listed or traded on a national securities exchange or Nasdaq at the last sale price on the business day as of which such value is being determined.  If there has been no sale on such exchange or on Nasdaq on a particular day, the security is valued at the closing bid price on that day.  Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the current or last bid price.  If no bid is quoted on such day, the security is valued by the Board of Directors of the Matrix Fund in good faith to reflect the security’s fair value.  All other assets of the Matrix Fund are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair value.

The Strong Fund values securities on the basis of information provided by a pricing service or broker quotations, as appropriate.  Equity securities are valued at the last sales price on Nasdaq or, if not traded on Nasdaq, at the last sales price on the national securities exchange on which such securities are primarily traded.  Securities traded on Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the average of the most recent bid and asked prices.  Other exchange-traded securities (generally foreign securities) are valued based on market quotations.  If pricing service information or broker quotations are not readily available, the Strong Fund determines the fair value of the security in good faith under the supervision of its Board of Directors.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board of Directors.

Purchase Information.  The following provides certain comparative information regarding the purchase of shares of the Matrix Fund and the Strong Fund.

Matrix Fund.  The Matrix Fund offers one class of shares for sale:  common stock.  Shares of common stock of the Matrix Fund are offered and sold at the net asset value per share computed after the purchase order and funds are received by the Matrix Fund’s transfer agent.

Strong Fund.  The Strong Fund offers two classes of shares, each with a different combination of fees, eligibility requirements and other features:  Investor Class and Institutional Class.  Only the Institutional Class shares are discussed herein since, pursuant to the Reorganization, the common stock of the Matrix Fund is proposed to be exchanged for Institutional Class shares of the Strong Fund.  Like the Matrix Fund shares, the Institutional Class shares of the Strong Fund are offered for sale at the net asset value per share computed after the purchase order and funds are received by the Strong Fund’s transfer agent.

Purchase, Redemption, and Exchange Policies.  The following chart highlights the purchase, redemption, and exchange policies of the Matrix Fund as compared to the policies of the Strong Fund.

Purchase, Redemption and Exchange Policies	Matrix Fund	Strong Fund – Institutional Class
Minimum initial purchase	$1,000 for all accounts, except retirement accounts, custodial accounts and shares purchased through the automatic investment plan, for which the minimum is reduced to $500

All accounts (except for registered investment advisers with an initial investment of at least $250,000): $1 million

Note: the Strong Fund will waive these minimums for accounts transferred as part of the Reorganization

Additional investments	$100 for all accounts	All accounts: no minimum
Purchases	By check, wire, through a securities dealer, automatic investment plan, exchange privilege, or telephone (for exchanges only)	By wire, through third parties, exchange privilege, telephone, online or in kind
Redemptions	By check, through a securities dealer, telephone (for exchanges only), or in kind	By mail, wire, through third parties, telephone, online, exchange privilege or in kind
Exchange privileges	Yes, Matrix Fund shareholders may exchange their shares for shares of the First American Prime Obligations Fund, a money market fund affiliated with the Matrix Fund’s transfer agent	Yes, Strong Fund shareholders may exchange their shares between and among the various no-load Strong Funds – currently there are 52 no-load funds available

For a more complete discussion of the Matrix Fund’s purchase, redemption, and exchange policies, please see the applicable sections of the Matrix Fund’s Prospectus, which is incorporated by reference into this Proxy Statement/Prospectus.

Regarding redemptions of shares of the Strong Fund, please note the following:

•

If you redeem shares through a securities dealer or other intermediary, you may be charged a fee.

•

If you redeem shares shortly after you purchase shares, the payment of your redemption proceeds may be delayed by up to 10 days to allow your electronic transaction to clear.

•

Some redemptions require a signature guarantee, such as if a shareholder requests that redemption proceeds be sent to a different name or address than is registered on an account.  A signature guarantee is designed to protect shareholders and the Strong Fund against fraudulent transactions by unauthorized persons.

•

The 0.75% redemption fee charged by the Strong Fund is assessed on redemptions (including exchanges) of shares held for less than two months. The Strong Fund uses the "first-in, first-out (FIFO)" method to determine the two month holding period. Please note that the holding period for your Matrix Fund shares will carry over to the Strong Fund shares you receive in the Reorganization for purposes of determining the application of the redemption fee.

There may be additional restrictions or conditions on Strong Fund purchases, redemptions and exchanges.  Please call the Strong Fund at 1-800-368-3863 for more information on account options.

Dividends and Distributions.  The Matrix Fund generally makes annual distributions of dividends from net investment income and of net capital gains, typically after year end.  To the extent they are available, the Strong Fund also generally makes annual distributions of dividends from net investment income and of net capital gains in December.

Tax Consequences of Investing in the Funds.  The tax consequences of investing in the Strong Fund are the same as those of investing in the Matrix Fund.  Any distributions derived from the applicable Fund’s net investment income (excluding qualified dividend income) and net short-term capital gains are generally taxable as dividend income at the recently-enacted income tax rate applicable to dividends in a shareholder’s tax bracket.  Distributions of net long-term capital gains and qualified dividend income are generally taxable as long-term capital gains.  This is generally true no matter how long you have owned your shares and whether you reinvest your dividends or take them in cash.  You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

Other Service Providers.  The transfer agent and administrator for the Matrix Fund is U.S. Bancorp Fund Services, LLC (“USBFS”) and the custodian is U.S. Bank, N.A. (“U.S. Bank”).  USBFS and U.S. Bank are affiliated with each other and with Quasar, the Matrix Fund's distributor.  The fees of the Matrix Fund’s administrator are paid by Matrix out of the advisory fee Matrix receives from the Matrix Fund.  The transfer agent and administrator for the Strong Fund is Strong Investor Services, Inc. (“SIS”) and the custodian is State Street Bank.  SIS and Strong are affiliated with each other and with the Strong Distributor.  The current service providers for the Strong Fund noted above will continue to serve as such after the Reorganization.

Independent Accountants.  Tait, Weller & Baker, Philadelphia, PA, serves as independent accountants to the Matrix Fund.  Pricewaterhouse Coopers LLP, Milwaukee, WI, serves as the Strong Fund’s independent accountants, and will continue to serve as such after the Reorganization.

Federal Income Tax Consequences of the Reorganization.  As a condition to the Reorganization, the Matrix Fund and the Strong Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  Accordingly, neither the Matrix Fund, the Strong Fund, nor their respective shareholders are expected to recognize any gain or loss as a result of the Reorganization.  In addition, the tax basis of the Strong Fund shares received by each shareholder of the Matrix Fund in the Reorganization are expected to be the same as the tax basis of the Matrix Fund shares given up by such shareholder in the Reorganization.  Moreover, the holding period for the Strong Fund shares received by each shareholder of the Matrix Fund will include the holding period for the Matrix Fund shares given up by such shareholder, provided that such Matrix Fund shares were held as capital assets by the shareholder.  However, neither the Matrix Fund nor the Strong Fund has sought or received a determination by the Internal Revenue Service that the Reorganization will, in fact, be tax free as described above.

Comparison of Shareholder Rights.  Set forth below is a discussion of the material differences between the rights of shareholders of the Matrix Fund and the rights of shareholders of the Strong Fund.

Governing Law.  The Matrix Fund is organized as a Maryland corporation.  As a result, the Matrix Fund’s operations are governed by its Articles of Incorporation, as amended, its By-laws, as amended, and applicable Maryland law.  The Strong Fund is a separate series of shares of the Corporation, which is a Wisconsin corporation.  As a result, the Strong Fund’s operations are governed by the Corporation’s Amended and Restated Articles of Incorporation, its By-laws, as amended, and applicable Wisconsin law.

Shareholder Liability; Indemnification Provisions.  Under Maryland law, the shareholders of a corporation are generally not liable for the debts and obligations of the corporation.  In addition, under its By-laws, the Matrix Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances relating to the culpability of the officers and directors.  The Matrix Fund maintains a policy of insurance which indemnifies its directors, officers and employees against liability arising from certain acts, errors and omissions.  The policy does not insure any director, officer or employee against liability found to be caused by the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under Wisconsin law, shareholders are personally liable, up to the par value of their shares ($.00001 par value in the case of the Institutional Class shares of the Strong Fund), for all debts owed by the corporation to employees for services performed, but not exceeding six months services in any one case.  “Par value” has been interpreted by a Wisconsin trial court to mean the consideration paid to the corporation for its shares.  Because neither the Corporation nor the Strong Fund has any employees, the risk of liability to shareholders under this provision should be considered remote.  Under Wisconsin law and the Corporation’s By-laws, the Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers or directors, except under certain limited circumstances relating to the culpability of the officers or directors.  In addition, the Strong Fund has agreed to indemnify each of its directors who is not an “interested person” of the Strong Fund, as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund, subject to certain exceptions, including liability resulting from a director’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Board of Directors.  Both the Matrix Fund and the Strong Fund have a Board of Directors; however, the composition of the Board of Directors of the Matrix Fund is different from that of the Strong Fund, both in terms of membership and size.

Quorum and Voting Requirements.  Under the Matrix Fund’s By-laws, the presence in person or by proxy of shareholders entitled to cast one-third of all the votes entitled to be cast at a shareholder meeting constitutes a quorum.  Moreover, the By-laws provide that at any meeting at which a quorum is present, any election of a director shall be determined by a plurality of the votes cast and a majority of the votes cast shall be sufficient to approve any other matter which may properly come before the meeting, unless a higher vote is required by law or pursuant to the Matrix Fund’s Articles of Incorporation.

Under the Strong Fund’s By-laws, the presence in person or by proxy of a majority of the votes entitled to be cast on a matter by a voting group (i.e., all shares entitled to vote and be counted together collectively on a matter) constitutes a quorum of that voting group for action on that matter.  Moreover, the By-laws require a plurality of all votes cast at a meeting at which a quorum is present to elect directors.  For most other matters, the By-laws provide that a matter is approved if the votes cast in favor of the matter exceed the votes cast against the matter at a meeting at which a quorum is present, unless the Wisconsin Business Corporation Law or other applicable law, including the 1940 Act, provide otherwise.  Generally, the Wisconsin Business Corporation Law requires the affirmative vote of a majority of the outstanding securities of a corporation to approve significant transactions, including mergers and the sale of substantially all of the assets of a corporation.

Expenses of the Reorganization.  The expenses incurred by the Matrix Fund and the Strong Fund in the Reorganization will be shared by Strong Financial and Matrix, whether or not the Reorganization is approved by shareholders.  Shareholders of the Matrix Fund are responsible for their own expenses, if any, incurred in connection with the Reorganization.

Dissenters’ Rights of Appraisal.  If the Reorganization Plan is approved by shareholders of the Matrix Fund, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes contrary provisions of state law.  Shareholders will, however, have the right to redeem their Matrix Fund shares at net asset value until the Effective Time on the Closing Date of the Reorganization.  After the Reorganization, shareholders will hold shares of the Strong Fund, which may also be redeemed at net asset value.

Required Vote.  By voting “FOR” the Reorganization Plan and the resulting Reorganization, you are approving (1) the reorganization of the Matrix Fund into the Strong Fund, and (2) authorization of the Matrix Fund, as the initial shareholder of the Strong Fund, to approve the Strong Fund Agreement and the Subadvisory Agreement.

Approval of the Reorganization Plan and the resulting Reorganization requires the affirmative vote of the holders of a majority of the outstanding shares of the Matrix Fund.

If the Reorganization is approved (and assuming the satisfaction or waiver of other conditions), it is expected to occur on or about October 24, 2003.  If the Reorganization is not approved, the Board will consider what alternative actions to take with respect to the Matrix Fund.

Recommendation of the Board.  The Board recommends that the shareholders of the Matrix Fund vote “FOR” the Reorganization Plan and the resulting Reorganization.

PROPOSAL 2:  OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than the proposal as set forth above.  If any other matters properly come before the Meeting, the persons acting pursuant to the enclosed proxy card intend to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

Voting Matters.  The following provides additional information regarding the Meeting and the Board’s solicitation of proxies.

Method and Cost of Solicitation.  This Proxy Statement/Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting.  It is expected that the solicitation of proxies will be primarily by mail and telephone.  The solicitation may also include facsimile, Internet, telegraph, or oral communications by certain employees of Matrix, who will not be paid for these services, and/or by Alamo Direct Mail Services, Inc. (“Alamo”), a proxy solicitation firm, and its agents, who will be paid approximately $6,500, plus out-of-pocket expenses, for their services.  Strong Financial and Matrix will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of Alamo.  Strong Financial and Matrix will also reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Matrix Fund.

Record Date; Shareholders Entitled to Vote.  Shareholders of record at the close of business on Friday, August 15, 2003, the record date for the Meeting, are entitled to one vote for each full share held (and a fractional vote for each fractional share held) on each matter presented at the Meeting, and at any postponements or adjournments thereof.  As of the record date, the Matrix Fund had 2,914,789.925 full and fractional shares issued and outstanding.

Quorum Required to Hold Meeting.  The Matrix Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter.  The presence, in person or by proxy, of one-third of the outstanding shares entitled to vote at the Meeting constitutes a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.  The vote required to adjourn the Meeting is a majority of the votes cast upon the question of adjourning the Meeting, whether or not a quorum is present.  Proxies will be voted “FOR” any adjournment favored by the persons named as proxies, unless otherwise directed.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as present at the Meeting and entitled to vote on the matter.  Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

Required Vote.  The vote required to approve the proposal to be considered by shareholders at the Meeting is set forth under the heading “Proposal 1—Required Vote,” above, which should be referred to for more information.  Please note that abstentions and broker “non-votes” will not be counted as voting on any matter at the Meeting.  Because the proposal to be acted upon at the Meeting requires the affirmative vote of the Matrix Fund’s outstanding shares for approval, an abstention or broker “non-vote” will have the effect of a vote against the proposal.

Proxies.  Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes.  You can do this in one of three ways.  You may call a toll-free telephone number, you may vote using the Internet, or you may complete, date, sign, and return the accompanying proxy card using the enclosed postage prepaid envelope.  By authorizing the proxies to cast your votes, your shares will be voted as you instruct.  If no choice is indicated, your shares will be voted “FOR” the proposal and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting.  Any shareholder giving a proxy may revoke it before it is exercised at the Meeting, by submitting a subsequent telephone or electronic vote, or written notice of revocation, or a later-dated proxy, or by attending the Meeting and voting his or her shares in person.  If not so revoked, the votes will be cast at the Meeting, and any postponements or adjournments thereof.  Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy.

Share Ownership.  The Strong Fund is a newly created series of the Corporation which will not issue shares until the Reorganization is consummated.  As such, as of the record date, no person controlled the Strong Fund or owned beneficially or of record any shares of the Strong Fund.

As of the record date, directors and officers of the Matrix Fund as a group owned less than 1% of the outstanding voting securities of the Matrix Fund.  As of the same date, the following persons owned beneficially or of record 5% or more of the outstanding shares of the Matrix Fund, and upon consummation of the Reorganization and based on the numbers presented, will own the same percentage of the Strong Fund.

Name and Address	Nature of Ownership	Number of Shares(1)	Percentage of Matrix Fund

Charles Schwab & Co.	Record	1,838,994.125	63.09%
Special Account for Customers
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC	Record	155,077.426	5.32%
P.O. Box 2052
Jersey City, NJ 07303-2052

(1)

Full and fractional shares owned beneficially or of record as of August 15, 2003.

The beneficial owner of 25% or more of a voting security is presumed to have “control,” for purposes of the 1940 Act, absent a determination to the contrary by the SEC.  A person who controls the Matrix Fund could have effective control over the outcome of matters submitted to a vote of shareholders of the Matrix Fund.  Based on the information available, no person beneficially owned a controlling interest in the Matrix Fund as of the record date.

Capitalization.  The following table sets forth the capitalization of the Matrix Fund as of June 30, 2003 and the capitalization of the Strong Fund on a pro forma basis, giving effect to the Reorganization.  Currently, the Strong Fund has no assets and no shares outstanding, which is the reason its current capitalization is not shown below.

Fund	Net Assets	Shares Outstanding	NAV per Share

Matrix Fund	$107,075,767	2,412,051	$44.39
Strong Fund-Institutional Class (pro forma)	$107,075,767	2,412,051	$44.39

Information on File with the SEC.  The Matrix Fund and the Corporation are subject to the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material, and other information relating to the Matrix Fund and the Strong Fund, respectively, with the SEC.  These documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C., at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC’s regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604.  Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  The SEC also maintains a web site at http://www.sec.gov which contains the Prospectuses and Statements of Additional Information for the Matrix Fund and the Strong Fund, materials that are incorporated by reference into their respective Prospectuses and Statements of Additional Information, and other information.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Strong Fund pursuant thereto will be passed on by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202.

EXPERTS

The Matrix Fund’s audited financial highlights, financial statements and notes thereto for the fiscal year ended June 30, 2003 are incorporated by reference herein to the Annual Report to Shareholders of the Matrix Fund for the same period.  The financial highlights and financial statements of the Matrix Fund have been incorporated herein by reference in reliance on the report of Tait, Weller & Baker, independent accountants, given on their authority as experts in auditing and accounting.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

As a Maryland corporation, the Matrix Fund is not required to hold annual meetings of shareholders, and, accordingly, the Matrix Fund generally does not hold such meetings in any year, unless certain specified shareholder actions are required to be taken under the 1940 Act.

Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Matrix Fund’s shareholders must be received by the Matrix Fund a reasonable period of time prior to any such meeting.  If the Reorganization is consummated, there will be no subsequent meetings of the shareholders of the Matrix Fund.

Douglas S. Altabef

Secretary

September 12, 2003

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of August, 2003, by and between Strong Equity Funds II, Inc. (the “Acquiring Corporation”), a Wisconsin corporation, on behalf of Strong Matrix Value Fund (the “Acquiring Fund”), and Matrix Advisors Value Fund, Inc., a Maryland corporation (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”).  Strong Financial Corporation, a Wisconsin corporation, and Matrix Asset Advisors, Inc., a Delaware corporation, are parties to this Agreement with respect to Section 11 hereof only.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Acquiring Corporation on behalf of the Acquiring Fund.  Other than the Acquiring Fund, no other series of the Acquiring Corporation is a party to this Agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Institutional Class shares, par value $.00001 per share, of the Acquiring Fund (“Acquiring Fund Shares”), (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING FUND SHARES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1

Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, at the closing provided for in paragraph 3.1 (the “Closing”), the Acquired Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:  (a) to assume the liabilities of the Acquired Fund as reflected in paragraph 1.3, and (b) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund less the value of the liabilities of the Acquired Fund.

	1.2	(a)

The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action, rights to register shares under applicable securities laws, books and records, any deferred or prepaid expenses and all other property reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the business day immediately preceding the Closing by the Acquired Fund’s accounting agent in accordance with generally accepted accounting principles (“GAAP”) consistently applied from the prior audited period (the “Closing Balance Sheet”).  A preliminary Closing Balance Sheet shall be delivered to the Acquiring Fund at least 15 business days prior to the closing date provided in paragraph 3.1 (the “Closing Date”).  The final Closing Balance Sheet shall be delivered at Closing.

(b)

The Acquired Fund shall have provided the Acquiring Fund with a list of all of the Acquired Fund’s portfolio securities as of the date of execution of this Agreement.  The Acquired Fund reserves the right to sell any of these securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.  The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of securities, if any, on the Acquired Fund’s list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund’s investment objective, policies and restrictions.  In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, upon the request of the Acquiring Fund, the Acquired Fund shall dispose of such securities prior to the Closing Date.

1.3

The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.  The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on the Closing Balance Sheet.  The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date which are not reflected on the Closing Balance Sheet.

1.4

Immediately upon delivery of the one share of the Acquiring Fund to the Acquired Fund pursuant to paragraph 9.7 of this Agreement, the Acquired Fund is authorized, as the then initial shareholder of the Acquiring Fund, to approve (1) the investment advisory agreement between Strong Capital Management, Inc. (“SCM”) and the Acquiring Corporation with respect to the Acquiring Fund, and (2) the sub-advisory agreement between SCM and Matrix Asset Advisors, Inc. with respect to the Acquiring Fund, the material terms of which are described in the registration statement filed by the Acquiring Corporation on Form N-14 relating to the Acquiring Fund Shares to be distributed pursuant to this Agreement.

1.5

Upon approval of the matters described in paragraph 1.4, and immediately prior to or contemporaneously with the consummation of the transactions described in paragraph 1.1, the share of the Acquiring Fund acquired by the Acquired Fund pursuant to paragraph 9.7 hereof shall be redeemed by the Acquiring Fund for $1.00.

1.6

Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Closing Date, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate.  Such distribution and liquidation will be accomplished by Strong Investor Services, Inc. (“SIS”), in its capacity as transfer agent for the Acquiring Fund, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund.  All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.  The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.7

As soon as practicable after the distribution pursuant to paragraph 1.6 of Acquiring Fund Shares, the Acquired Fund shall take all steps necessary to effect its dissolution and to have its existence terminated in accordance with Maryland law and other applicable requirements.

1.8

Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9

All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies of all such books and records shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date, but in no event later than three months following the Closing Date.

2.	VALUATION

2.1

The value of the Assets to be acquired and the liabilities to be assumed by the Acquiring Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the Closing Date (the “Effective Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquired Fund’s Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

2.2

The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Effective Time using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, as amended, and then-current prospectus or statement of additional information.

2.3

The share transfer books of the Acquired Fund will be permanently closed at the Effective Time and only redemption requests made by shareholders of the Acquired Fund pursuant to Section 22(e) of the 1940 Act received in proper form on or prior to the Effective Time shall be fulfilled by the Acquired fund; redemption requests received by the Acquired Fund after that time shall be treated as requests for the redemption of the shares of the Acquiring fund to be distributed to the shareholder in question as provided in paragraph 1.6.

3.	CLOSING AND CLOSING DATE

3.1

The Closing shall occur on October 31, 2003, or such other date as the parties may mutually agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time on the Closing Date, unless otherwise agreed to by the parties.  The Closing shall be held at the offices of Godfrey & Kahn, S.C., or such other place as the parties may agree.

3.2

In the event that immediately prior to the Effective Time, (a) the NYSE or another primary trading market for portfolio securities of the Acquired Fund is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3

The Acquired Fund shall deliver to the Acquiring Fund at the Closing a schedule of its investments as of such date and the Closing Balance Sheet, both of which shall be certified by the administrator of the Acquired Fund.

3.4

The Acquired Fund shall cause its custodian to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street Bank and Trust Company (“State Street”), custodian for the Acquiring Fund, prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund shall cause its portfolio securities represented by a certificate or other written instrument to be presented to State Street for examination no later than five (5) business days preceding the Closing Date and transferred and delivered to State Street as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and State Street.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.5

The Acquired Fund shall cause its transfer agent to deliver at the Closing a list of the names, addresses and account histories of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to Closing.  The Acquiring Fund shall cause its transfer agent, SIS, to deliver at the Closing a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.6

At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party, or its counsel, may reasonably request to effect the transactions contemplated by this Agreement.

4.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUND

The Acquired Fund represents and warrants to the Acquiring Corporation and the Acquiring Fund as follows:

4.1

The Acquired Fund was duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company and is validly existing and in good standing under the laws of the State of Maryland.  The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.

4.2

The Acquired Fund is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

4.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, including an order by the Commission declaring effective the registration statement to be filed by the Acquiring Corporation on Form N-14 relating to the Reorganization, and such as may be required by state securities laws.

4.4

The Acquired Fund is not, and the execution, delivery and performance of this Agreement by Acquired Fund will not result (a) in a violation of Maryland law or of the Acquired Fund’s Articles of  Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquired Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund.

4.5

Except as otherwise designated in writing and accepted by the Acquiring Fund, all material contracts and other commitments of or applicable to the Acquired Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of the Acquired Fund thereunder will be made, at or prior to the Closing Date, without the Acquired Fund or the Acquiring Fund incurring any liability or penalty with respect thereto.

4.6

No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any properties or assets held by it.  The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

4.7

The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for each of the five fiscal years ended June 30, 2002, have been audited by Tait, Weller & Baker, independent accountants.  Such statements, along with the Acquired Fund’s unaudited financial statements at and for the six-month period ended December 31, 2002 (copies of which have been furnished to the Acquiring Fund), are in accordance with GAAP consistently applied, and present fairly, in all material respects, the financial position of the Acquired Fund as of such dates, and there are no known liabilities of the Acquired Fund as of such dates not disclosed therein.

4.8

Since December 31, 2002, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund.  For purposes of this paragraph 4.8, neither a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio nor a decrease in the Acquired Fund’s size due to redemptions shall be deemed to constitute a material adverse change.

4.9

All federal and other tax returns and reports of the Acquired Fund required by law to have been filed (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provisions shall have been made for the payment thereof, and, to the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.10

For each taxable year of its operation (including the period ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.

4.11

All issued and outstanding shares of the Acquired Fund (a) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; (b) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights; and (c) will be held of record at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in paragraph 3.5.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

4.12

At the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.

4.13

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Acquired Fund and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

4.14

The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.15

Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Corporation on Form N-14 relating to the Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which without limitation, shall include a proxy statement of the Acquired Fund (the “Proxy Statement”) and a prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the “N-14 Registration Statement”) will, on the effective date of the N-14 Registration Statement through the time of the special meeting of the Acquired Fund shareholders to be held on or about October 14, 2003 or any adjournment thereof (the “Special Meeting”), and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

4.16

The Acquired Fund represents that it is in compliance and will continue to comply with the provisions of Section 15(f) of the 1940 Act which requires that for a period of three years after the assignment of the Acquired Fund’s advisory agreement, at least 75% of the board members of the Acquired Fund cannot be “interested persons” (as defined in the 1940 Act) of SCM (of which Strong Financial Corporation is its parent) or Matrix Asset Advisors, Inc.

5.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND

The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

5.1

The Acquiring Corporation is a corporation organized, validly existing and in good standing under the laws of the State of Wisconsin.  The Acquiring Corporation has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement.  The Acquiring Fund is a separate series of the Acquiring Corporation duly established and designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Incorporation.  The Acquiring Corporation has all necessary federal, state and local authorizations to own all of the properties and assets and to carry on its business as now being conducted.

5.2

The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act.  Such registration has not been revoked or rescinded and is in full force and effect and, as of the Closing Date, the Acquiring Fund will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

5.3

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained or will be obtained prior to Closing under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

5.4

The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (a) in a violation of Wisconsin law or of Acquiring Corporation’s Articles of Incorporation or By-Laws; (b) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking to which the Acquiring Fund is a party or by which it is bound; or (c) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Corporation.

	5.5	The Acquiring Fund has not commenced operations and will not commence operations until after the Closing.

5.6

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable under Wisconsin law, except to the extent provided by Section 180.0622(2)(b) of the Wisconsin Statutes, or any successor statute.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares.

5.7

The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Acquiring Corporation and this Agreement constitutes a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

5.8

The N-14 Registration Statement and the Proxy Statement to be included in the N-14 Registration Statement, other than as it relates to the Acquired Fund, will each, on the effective date of the N-14 Registration Statement through the time of the Special Meeting, and on the Closing Date, (a) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall only apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Corporation for use therein.

5.9

The Acquiring Fund represents that it is in compliance and will continue to comply with the provisions of Section 15(f) of the 1940 Act which requires that for a period of three years after the assignment of the Acquired Fund’s advisory agreement, at least 75% of the board members of the Acquiring Fund cannot be “interested persons” (as defined in the 1940 Act) of SCM (of which Strong Financial Corporation is its parent) or Matrix Asset Advisors, Inc.

6.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

6.1

The Acquired Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, the selling and redeeming of shares of the Acquired Fund and such changes as are contemplated by the Acquired Fund’s normal operations.  No party hereto shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

6.2

Upon reasonable notice, the Acquiring Fund’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

	6.3	The Acquired Fund will call the Special Meeting to consider and act upon this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated herein.

6.4

The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5

The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6

Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7

The Acquiring Corporation agrees to prepare the N-14 Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, and to file the same with the Commission.  The Acquired Fund agrees to provide the Acquiring Corporation with information reasonably necessary for the preparation of a Proxy Statement to be included in the N-14 Registration Statement.

	6.8	As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.9

It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code.  Neither the Acquiring Corporation, the Acquiring Fund, nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing Date, the parties hereto will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C. to render the tax opinion contemplated herein by paragraph 9.5.

6.10

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

6.11

Following the transfer of Assets by the Acquired Fund to the Acquiring Fund and the assumption of liabilities of the Acquired Fund in exchange for Acquiring Fund Shares as contemplated herein, the Acquired Fund will file any final regulatory reports with respect to the Acquired Fund after the Closing Date but prior to the date of any applicable statutory or regulatory deadlines and also will take all other steps as are necessary and proper to effect the termination of the Acquired Fund in accordance with the laws of the State of Maryland and other applicable requirements.

6.12

The Acquiring Corporation has filed or will file one or more post-effective amendments to its Registration Statement on Form N-1A (the “Post-Effective Amendments”) to become effective on or before the Closing Date to register the Acquiring Fund’s capital stock under the 1933 Act and to amend the Acquiring Corporation’s registration statement under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

7.1

The items that are required to be delivered by the Acquiring Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquired Fund or its agents on or prior to the Closing Date.

7.2

All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.3

The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by an authorized officer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7.4

The Acquired Fund shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel to the Acquiring Fund, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)

the Acquiring Corporation is a validly existing corporation in good standing under the laws of the State of Wisconsin and the Acquiring Fund is a duly established and designated series of Acquiring Corporation;

(b)

the Acquiring Corporation is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, the Acquiring Corporation’s registration with the Commission as an investment company under the 1940 Act is in full force and effect with respect to the Acquiring Fund;

(c)

to such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Corporation, on behalf of the Acquiring Fund, of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Acquiring Corporation, the Acquiring Fund or their respective assets or properties, pending, threatened, contemplated or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not so described or filed as required or that materially and adversely affect the Acquiring Fund’s business;

(e)

the N-14 Registration Statement is effective under the 1933 Act and the 1940 Act, and no stop order suspending its effectiveness or order pursuant to Section 8(e) of the 1940 Act has been issued by the Commission;

(f)

this Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(g)

the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares for the Acquired Fund’s assets and liabilities pursuant hereto will not, violate the Acquiring Corporation’s Articles of Incorporation or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquiring Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.

	7.5	The Board of Directors of the Acquiring Corporation shall have approved this Agreement and the transactions contemplated hereby.

	7.6	The purchase by Strong Financial Corporation of the business of Matrix Asset Advisors, Inc. relating to the management of the Acquired Fund’s assets shall have been consummated.

	7.7	The execution by SCM and Matrix Asset Advisors, Inc. of the sub-advisory agreement referred to in paragraph 1.4 of this Agreement.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the following further conditions:

	8.1	The items that are required to be delivered by the Acquired Fund or its agents pursuant to Section 3 hereof shall have been delivered to the Acquiring Fund on or prior to the Closing Date.

8.2

All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

8.3

The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by an authorized officer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

8.4

The Acquiring Fund shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to Acquired Fund, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Fund is a validly existing corporation in good standing under the laws of the State of Maryland;

(b)

the Acquired Fund is registered as an investment company under the 1940 Act and, to such counsel’s knowledge, the Acquired Fund’s registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)

to such counsel’s knowledge, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated in this Agreement, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)

to such counsel’s knowledge, there are no legal, administrative or governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body, insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened, contemplated or otherwise existing on or before the effective date of the N-14 Registration Statement or the date hereof, that are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement that are not so described or filed as required or that materially and adversely affect the Acquired Fund’s business;

(e)

this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, subject to the approval of the Acquired Fund shareholders, constitutes a valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(f)

the execution and delivery of this Agreement did not, and the exchange of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant hereto will not, violate the Acquired Fund’s Articles of Incorporation or By-Laws or violate, breach or constitute a default under any material agreement, indenture, instrument, contract, lease, judgment or other undertaking actually known to counsel to which the Acquired Fund is a party or by which it is bound.

Such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon officers’ certificates and certificates of public officials in rendering their opinion.  In rendering the opinion contemplated by this paragraph 8.4, such counsel shall be entitled to rely without independent investigation upon the opinion of Maryland counsel, reasonably acceptable to the Acquiring Fund, with respect to questions of law of the State of Maryland.

8.5

The Board of Directors of the Acquired Fund shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1

This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of  the Acquired Fund’s Articles of Incorporation and By-Laws, applicable Maryland law and the 1940 Act, and evidence of such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9.1.

9.2

On the Closing Date, no action, suit or other proceeding shall be pending or, to the knowledge of the parties, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

9.3

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

9.4

The N-14 Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof or order pursuant to Section 8(e) of the 1940 Act shall have been issued by the Commission and, to the knowledge of the parties hereto, no investigation or proceeding for such purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

9.5

The parties shall have received an opinion of Godfrey & Kahn, S.C. addressed to each of the Acquiring Fund and the Acquired Fund, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)

the transfer to the Acquiring Fund of the Assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund as a result thereof;

(c) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund in exchange for Acquiring Fund Shares in connection therewith;

(d)

the aggregate tax basis of the Acquiring Fund Shares received by a current shareholder of the Acquired Fund in such exchange will be the same as the aggregate tax basis of the shares of the Acquired Fund given upon in such exchange;

(e)

the holding period for Acquiring Fund Shares received by each Acquired Fund Shareholder in such exchange will include the holding period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided such Acquired Fund Shares were held as capital assets by such shareholder at the time of the exchange;

(f) the Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code;

(g) the aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets immediately prior to the transfer thereof; and

(h)

the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the respective holding periods of such assets in the hands of the Acquired Fund immediately prior to the transfer thereof.

The delivery of such opinion is conditioned upon receipt by Godfrey & Kahn, S.C. of such representations as it shall reasonably request of each of the Acquiring Fund and the Acquired Fund.

9.6

The Acquiring Corporation’s Post-Effectment Amendments under the 1933 Act and the 1940 Act shall have been declared effective by the Commission and no stop orders under the 1933 Act pertaining thereto shall have been issued, and all approvals, registrations and exemptions under federal and state laws considered to be necessary by the Acquiring Corporation shall have been obtained.

9.7

Prior to the Closing, the Board of Directors of the Acquiring Corporation shall have authorized the issuance of, and the Acquiring Corporation shall have issued, one share of the Acquiring Fund to the Acquired Fund in consideration of the payment of $1.00 and the Acquired Fund shall have voted affirmatively on the matters referred to in paragraph 1.4, above.

10.	AMENDMENTS, WAIVERS AND TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS; GOVERNING LAW

10.1

This Agreement may be amended, modified or supplemented in writing at any time by mutual consent of the parties hereto, notwithstanding approval hereof by the Acquired Fund shareholders of this Agreement, provided that no such amendment shall have a material adverse effect on the interests of such shareholders without their further approval.

	10.2	At any time prior to the Effective Time on the Closing Date, any of the parties hereto may waive compliance with any of the covenants or conditions made for its benefit contained herein.

10.3

This Agreement may be terminated at any time prior to the Effective Time on the Closing Date without liability on the part of any party hereto or its respective directors, officers or shareholders by any party on written notice to the other parties.

10.4

Except as specified in the next sentence set forth in this paragraph 10.4, the representations, warranties or covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the Reorganization.  The covenants to be performed after the Closing shall survive the Closing.

	10.5	This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of laws.

11.	EXPENSES; OTHER

11.1

Strong Financial Corporation and Matrix Asset Advisors, Inc. shall share equally all expenses in connection with the Reorganization, except as set forth in this paragraph 11.1.  The Acquired Fund shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.  Notwithstanding  the foregoing, expenses will, in any event, be paid by the party directly incurring them if and to the extent that the payment by another party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.2

The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Fund each represents and warrants to the other that there are no business brokers or finders or other entities entitled to receive any payments in connection with the transactions provided for herein.

	11.3	Strong Financial Corporation (and its subsidiary SCM) have agreed to use their best efforts to comply with the provisions of Section 15(f) of the 1940 Act.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be delivered by personal delivery, commercial delivery service or registered or certified mail, return receipt requested, or sent by telefacsimile, and addressed as follows:

To Matrix Asset Advisors, Inc. or the Acquired Fund, to:

Matrix Asset Advisors, Inc. Attention: Douglas S. Altabef 747 Third Avenue, 31st Floor New York, NY 10017 (212) 486-1822 (fax)

With a copy to:

Paul, Hastings, Janofsky & Walker LLP Attention: Michael Glazer 515 South Flower Street Los Angeles, CA 90071 (213) 996-3207 (fax)

Or to Strong Financial Corporation or the Acquiring Corporation, on behalf of itself and the Acquiring Fund, to:

Strong Financial Corporation Attention: Richard W. Smirl 100 Heritage Reserve Menomonee Falls, WI 53051 (414) 359-3948 (fax)

With a copy to:

Carol A. Gehl, Esq. Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, WI 53202 (414) 273-5198 (fax)

13.	MISCELLANEOUS

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

STRONG EQUITY FUNDS II, INC.

Attest:

By: /s/ Dana J. Russart

By:

/s/ Thomas M. Zoeller

Name:  Thomas M. Zoeller

Title:  Vice President

MATRIX ADVISORS VALUE FUND, INC.

Attest:

By: /s/ Douglas S. Altabef

By:

 /s/ David A. Katz

Name:  David A. Katz

Title:  Chairman, President, Secretary and Treasurer

STRONG FINANCIAL CORPORATION (solely with respect to Section 11 hereof)

Attest:

By: /s/ Dana J. Russart

By:

 /s/Thomas M. Zoeller

Name:  Thomas M. Zoeller

Title:  Office of the Chief Executive, Executive Vice President, Chief Financial Officer and Treasurer

MATRIX ASSET ADVISORS, INC. (solely with

respect to Section 11 hereof)

Attest:

By: /s/ Douglas S. Altabef

By:

 /s/ David A. Katz

Name:  David A. Katz

Title:  President and Chief Investment Officer

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 12, 2003

STRONG MATRIX VALUE FUND

a series of Strong Equity Funds II, Inc.

100 Heritage Reserve

Menomonee Falls, WI  53051

1-414-359-1400

1-800-368-3863

Device for hearing impaired:  1-800-999-2780

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated September 12, 2003 relating to the Special Meeting of Shareholders (the “Meeting”) of the Matrix Advisors Value Fund, Inc. (the “Matrix Fund”), to be held at 2:00 p.m., Eastern Time, on Tuesday, October 14, 2003.  The Meeting is being held to act upon a proposal to approve an Agreement and Plan of Reorganization between the Strong Matrix Value Fund (the “Strong Fund”) and the Matrix Fund, pursuant to which the Strong Fund will acquire the assets and liabilities of the Matrix Fund in exchange for the Institutional Class shares of the Strong Fund, which will be distributed by the Matrix Fund to the holders of its shares in complete liquidation of the Matrix Fund (the “Reorganization”).  Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission, may be obtained, without charge, by writing to the Strong Fund at P.O. Box 2936, Milwaukee, WI 53201, or by calling toll-free at (800) 368-3863.

This Statement of Additional Information consists of this cover page and the following described document, which accompanies this Statement of Additional Information and is incorporated by reference herein:

•

The Annual Report to Shareholders of the Matrix Fund for the fiscal year ended June 30, 2003.

Because the Strong Fund has not yet commenced operations, no Annual or Semi-Annual Reports to Shareholders are available.  For the same reason, no pro forma financial statements are provided in this Statement of Additional Information in connection with the proposed Reorganization mentioned above.  That is, because the Matrix Fund is being acquired by the Strong Fund, which is a newly created, shell fund, pro forma financial statements are not necessary.

This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

PART C

OTHER INFORMATION

Item 15.  Indemnification

Officers and directors of the Fund and Strong Financial Corporation and its subsidiaries, including the Fund’s adviser and underwriter, are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions.  The Fund and each director of the Fund who is not an “interested person” of the Fund or its adviser as defined in the Investment Company Act of 1940, as amended (“Independent Director”), have also entered into an indemnification agreement, which generally provides that the Fund shall, with certain exceptions, indemnify each Independent Director against all liability and expenses reasonably incurred or paid by the Independent Director in connection with any proceeding in which the Independent Director is involved by virtue of being a director of the Fund.  In addition, pursuant to the authority of the Wisconsin Business Corporation Law (“WBCL”), Article VII of the Fund’s Bylaws provides as follows:

ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

SECTION 7.01.  Mandatory Indemnification.  The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time.  The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

SECTION 7.02.  Permissive Supplementary Benefits.  The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

SECTION 7.03.  Amendment.  This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

SECTION 7.04.  Investment Company Act.  In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Insofar as indemnification for liability under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

No.	Description	Filed Herewith

(1)(a)	Amended and Restated Articles of Incorporation effective June 1, 2001(1)

(1)(b)	Amended and Restated Articles of Incorporation effective March 14, 2002(4)

(2)(a)	Bylaws dated February 9, 2001(1)

(2)(b)	Amendment to Bylaws dated March 1, 2002(4)

(3)	Not applicable

(4)	Agreement and Plan of Reorganization(13)

(5)	Not applicable

(6)(a)	Investment Advisory Agreement (Multi Cap Value Fund)(1)

(6)(b)	Investment Advisory Agreement (All Cap Value Fund, Matrix Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)

(6)(c)	Subadvisory Agreement (Matrix Value Fund)*

(7)(a)	Distribution Agreement (Multi Cap Value Fund)(1)

(7)(b)	Distribution Agreement (All Cap Value Fund, Matrix Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)

(7)(c)	Mutual Fund Distribution and Shareholder Services Agreement(4)

(7)(d)	Services Agreement(4)

(8)	Not applicable

(9)	Custodian and Remote Access Agreement(2)

(10)(a)	Amended and Restated Rule 12b-1 Distribution Plan(4)

(10)(b)	Amended and Restated Rule 18f-3 Multiple Class Plan(7)

11	Opinion and Consent of Godfrey & Kahn, S.C. regarding the validity of the shares to be issued by the Registrant(14)

12	Opinion and Consent of Godfrey & Kahn, S.C. regarding certain tax matters*

(13)(a)	Amended and Restated Transfer and Dividend Disbursing Agent Agreement(5)

(13)(b)	Investor Class Shares Administration Agreement (Multi Cap Value Fund)(3)

(13)(c)	Investor Class Shares Administration Agreement (All Cap Value Fund, Small Company Value Fund, and Strategic Value Fund)(4)

(14)	Consent of Independent Accountants	X

(15)	Not applicable

(16)(a)	Power of Attorney dated June 27, 2003(8)

(17)(a)	Proxy ballot for Matrix Advisors Value Fund, Inc.	X

(17)(b)	Prospectus for Matrix Advisors Value Fund, Inc. dated October 28, 2002(12)

(17)(c)	Statement of Additional Information for Matrix Advisors Value Fund, Inc. dated October 28, 2002(12)

(17)(d)	Annual Report to Shareholders of Matrix Advisors Value Fund, Inc. for the fiscal year ended June 30, 2003(10)

(17)(e)	Matrix Advisors Value Fund, Inc. Proxy Voting Instructions	X

(17)(f)	Representation Letter	X

______________

*

To be filed by Post-Effective Amendment.

(1)

Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on or about May 30, 2001.

(2)

Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed on or about June 29, 2001.

(3)

Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on or about December 27, 2001.

(4)

Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on or about March 26, 2002.

(5)

Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed on or about May 7, 2002.

(6)

[Reserved].

(7)

Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A filed on or about April 30, 2003.

(8)

Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed on or about June 27, 2003.

(9)

[Reserved].

(10)

Incorporated by reference to Matrix Advisors Value Fund, Inc.’s Form N-CSR filed on or about September 8, 2003.

(11)

[Reserved].

(12)

Incorporated herein by reference to Post Effective Amendment No. 23 to Matrix Advisors Value Fund, Inc.’s Registration Statement on Form N-1A filed on or about October 28, 2002.

(13)

Filed herewith as Exhibit A to Part A of this Form N-14.

(14)

Incorporated herein by reference to Registrant’s initial filing of this Registration Statement on Form N-14 filed on or about August 4, 2003.

Item 17.  Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

Pursuant to the requirements of Form N-14, the undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 8th day of September, 2003.

STRONG EQUITY FUNDS II, INC.

(Registrant)

BY:  /s/ Richard W. Smirl

Richard W. Smirl, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and as of the date indicated.

Name	Title	Dated As Of
/s/ Richard S. Strong	Chairman of the Board (Principal Executive Officer) and a Director	September 8, 2003
Richard S. Strong
/s/ John W. Widmer	Treasurer (Principal Financial and Accounting Officer)	September 8, 2003
John W. Widmer
*	Director	September 8, 2003
Willie D. Davis
*	Director	September 8, 2003
William F. Vogt
*	Director	September 8, 2003
Stanley Kritzik
*	Director	September 8, 2003
Neal Malicky
*	Director	September 8, 2003

Gordon Greer

* Christopher O. Petersen signs this document pursuant to the powers of attorney filed with Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A.

By:   /s/ Christopher O. Petersen

Christopher O. Petersen